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EXHIBIT 10.115

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AS WELL AS THE SECURITIES

INTO WHICH THESE SECURITIES MAY BE CONVERTED, HAVE BEEN ISSUED IN RELIANCE

UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY REGULATION S PROMULGATED

UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE

TRANSFERRED WITHOUT REGISTRATION, EXCEPT IN A TRANSACTION EXEMPT FROM

REGISTRATION.

USURF America, Inc.

(Incorporated Under the Laws of the State of Nevada)

336,000 COMMON STOCK

PURCHASE WARRANTS

(EACH WARRANT ENTITLES THE HOLDER TO PURCHASE ONE COMMON SHARE)

INITIAL WARRANT EXERCISE PRICE $.15

THIS CERTIFIES THAT, for value received, Shelter Capital Ltd. (the

"Holder"), as registered owner of this Common Stock Purchase Warrant (a

"Warrant" or the "Warrants"), is entitled at any time or from time to time after issuance hereof at or before 5:00 p.m., Central Time, on the date that is three years from the date hereof (the "Expiration Date"), to subscribe for, purchase and receive the above-specified, fully-paid and non-assessable Common Shares, $.0001 par value per share (the "Common

Shares"), of USURF America, Inc., a Nevada corporation (the "Company"), at the purchase price of $.15 per share (the "Exercise Price"), upon presentation and surrender of this Warrant and payment of the Exercise

Price for such Common Shares of the Company at the principal office of the

Company, but only subject to the conditions set forth herein. The Exercise

Price and the number of Common Shares purchasable upon exercise of each

Warrant are subject to adjustments upon the occurrence of certain events described herein.

Upon due presentment for transfer of this Warrant at the principal office of the Company, a new Warrant of like tenor and evidencing, in the aggregate, a like number of Warrants, subject to any adjustments made in accordance with the provisions hereof, shall be issued to the transferee in exchange for this Warrant, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer.

The holder of the Warrants evidenced hereby may exercise all or any whole number of such Warrants during the period and in the manner stated herein.

The Exercise Price payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If, upon exercise of any Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrantholder a new Warrant evidencing the number of Warrants not so exercised.

No Warrant may be exercised after 5:00 p.m., Central Time, on the

Expiration Date and any Warrant not exercised by such time shall become void, unless extended by the Company.

The Company covenants that it will, at all times, reserve and have available from its authorized shares of Common Stock such number of shares of Common Stock as shall then be issuable on exercise of all outstanding

Warrants. The Company covenants that all Warrant Shares, when issued,

shall be duly and validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

Adjustment of Exercise Price and Shares

A. In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall issue any of its Common Stock as a stock dividend or shall subdivide the number of outstanding shares of Common

Stock into a greater number of shares, then, in either of such events, the

Exercise Price in effect at the time of such action shall be reduced proportionately and the number of shares of Common Stock purchasable pursuant to the Warrants shall be increased proportionately. Conversely,

in the event the Company shall reduce the number of its outstanding shares of Common Stock by combining such shares into a smaller number of shares,

then, in such event, the Exercise Price in effect at the time of such action shall be increased proportionately and the number of shares of

Common Stock at that time purchasable pursuant to the Warrants shall be decreased proportionately. Such stock dividend paid or distributed on the

Common Stock in shares of any other class of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid or distributed in shares of Common Stock to the extent shares of Common

Stock are issuable on the payment or conversion thereof.

B. In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall be recapitalized by reclassifying its outstanding shares of Common Stock into shares with a different par value,

or by changing its outstanding Common Stock to shares without par value or in the event of any other material change of the capital structure of the

Company or of any successor corporation by reason of any reclassification,

recapitalization or conveyance, prompt, proportionate, equitable, lawful and adequate provision shall be made whereby any holder of the Warrants shall thereafter have the right to purchase, on the basis and the terms and conditions specified in this Agreement, in lieu of the shares of Common

Stock of the Company theretofore purchasable on the exercise of any

Warrant, such securities or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock of the Company theretofore purchasable on exercise of the Warrants had such reclassification, recapitalization or conveyance not taken place; and, in any such event, the rights of any holder of a Warrant to any adjustment in the number of shares of Common Stock purchasable on exercise of such

Warrant, as set forth above, shall continue and be preserved in respect of any stock, securities or assets which the holder becomes entitled to purchase; provided, however, that a merger, acquisition of a going business or a portion thereof (whether for cash, stock, notes, other securities, or a combination of cash and securities), exchange of stock for stock,

exchange of stock for assets, or like transaction involving the Company will not be considered a "material change" for purposes of this paragraph,

and no adjustment shall be made hereunder by reason of any such merger,

acquisition, exchange of stock for stock, exchange of stock for assets, or like transaction.

C. In the event the Company, at any time while the Warrants shall remain unexpired and unexercised, shall sell all or substantially all of its property, or dissolves, liquidates or winds up its affairs, prompt,

proportionate, equitable, lawful and adequate provision shall be made as part of the terms of such sale, dissolution, liquidation or winding up such that the holder of a Warrant may thereafter receive, on exercise of such

Warrant, in lieu of each share of Common Stock of the Company which such holder would have been entitled to receive upon exercise of such Warrant,

the same kind and amount of any stock, securities or assets as may be issuable, distributable or payable on any such sale, dissolution,

liquidation or winding up with respect to each share of Common Stock of the

Company; provided, however, that, in the event of any such sale,

dissolution, liquidation or winding up, the right to exercise the Warrants shall terminate on a date fixed by the Company, such date to be not earlier than 5:00 p.m., Central Time, on the 30th day next succeeding the date on which notice of such termination of the right to exercise the Warrants has been given by mail to the holders thereof at such addresses as may appear on the books of the Company.

D. In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall take a record of the holders of its Common

Stock for the purpose of entitling them to purchase shares of its Common

Stock at a price per share more than 10% below the then-current market price per share (as defined below) of its Common Stock at the date of taking such record, then (i) the number of shares of Common Stock purchasable pursuant to the Warrants shall be redetermined as follows: the number of shares of Common Stock purchasable pursuant to a Warrant immediately prior to such adjustment (taking into account fractional interests to the nearest 1,000th of a share) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common

Stock of the Company then outstanding (excluding the Common Stock then owned by the Company) immediately prior to the taking of such record, plus the number of additional shares offered for purchase, and the denominator of which shall be the number of shares of Common Stock of the Company outstanding (excluding the Common Stock owned by the Company) immediately prior to the taking of such record, plus the number of shares which the aggregate offering price of the total number of additional shares so offered would purchase at such current market price; and (ii) the Exercise

Price per share of Common Stock purchasable pursuant to a Warrant shall be redetermined as follows: the Exercise Price in effect immediately prior to the taking of such record shall be multiplied by a fraction, the numerator of which is the number of shares of Common Stock purchasable immediately prior to the taking of such record, and the denominator of which is the number of shares of Common Stock purchasable immediately after the taking of such record as determined pursuant to clause (i) above. For the purpose hereof, the current market price per share of Common Stock of the Company at any date shall be deemed to be the average of the closing prices, as reported by the American Stock Exchange, for 30 consecutive business days commencing 15 business days prior to the record date.

E. On exercise of the Warrants by the holders, the Company shall not be required to deliver fractions of shares of Common Stock; provided, however,

that prompt, proportionate, equitable, lawful and adequate adjustment in the Exercise Price payable shall be made in respect of any such fraction of one share of Common Stock on the basis of the Exercise Price per share.

F. In the event, prior to expiration of the Warrants by exercise or by their terms, the Company shall determine to take a record of the holders of its Common Stock for the purpose of determining shareholders entitled to receive any stock dividend, distribution or other right which will cause any change or adjustment in the number, amount, price or nature of the

Common Stock or other stock, securities or assets deliverable on exercise of the Warrants pursuant to the foregoing provisions, the Company shall give to the Registered Holders of the Warrants at the addresses as may appear on the books of the Company at least 15 days' prior written notice to the effect that it intends to take such a record. Such notice shall specify the date as of which such record is to be taken; the purpose for which such record is to be taken; and the number, amount, price and nature of the Common Stock or other stock, securities or assets which will be deliverable on exercise of the Warrants after the action for which such record will be taken has been completed. Without limiting the obligation of the Company to provide notice to the Registered Holders of the Warrant

Certificates of any corporate action hereunder, the failure of the Company to give notice shall not invalidate such corporate action of the Company.

G. The Warrant shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Common Stock, unless the

Warrant is exercised and the Warrant Shares purchased prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

H. No adjustment of the Exercise Price shall be made as a result of, or in connection with, (i) the establishment of one or more employee stock option plans for employees of the Company, or the modification, renewal or extension of any such plan, or the issuance of Common Stock on exercise of any options pursuant to any such plan, (ii) the issuance of individual warrants or options to purchase Common Stock, the issuance of Common Stock upon exercise of such warrants or options, or the issuance of Common Stock in connection with compensation arrangements for directors, officers,

employees, consultants or agents of the Company or any Subsidiary, and the like, or (iii) the issuance of Common Stock in connection with a merger,

acquisition of a going business or a portion thereof (whether for cash,

stock, notes, other securities, or a combination of cash and securities),

exchange of stock for stock, exchange of stock for assets, or like transaction.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its

President and its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be imprinted hereon.

Dated: February 20, 2001.

USURF AMERICA, INC.

By: /s/ David M. Loflin

David M. Loflin

President

By: /s/ Waddell D. Lolfin

Waddell D. Loflin

Secretary


FORM OF ASSIGNMENT

To Be Executed by the Registered Holder if It

Desires to Assign Warrants Evidenced Hereby

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

Warrants, evidenced hereby, and does hereby irrevocably constitute and appoint _____________________________________________ Attorney to transfer the said Warrants, evidenced hereby on the books of the Company, with full power of substitution.

Dated: X

Signature

NOTICE: The above signature must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:

FORM OF ELECTION TO PURCHASE

To be Executed by the Holder if He Desires

to Exercise Warrants Evidenced Hereby

TO: USURF AMERICA, INC.

The undersigned hereby irrevocably elects to exercise ______________

Warrants evidenced hereby for, and to purchase hereunder,

__________________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_____________ and any applicable taxes. The undersigned requests that certificates for such shares be issued in the name of:

(Please print name and address)

If said number of Warrants shall not be all the Warrants evidenced hereby,

the undersigned requests that a new Warrant Certificate evidencing the

Warrants not so exercised be issued in the name of and delivered to:

(Please print name and address)

Dated: X

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing

Warrants not exercised is to be registered in a name other than in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

SIGNATURE MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTY.